     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 18, 1999

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. 1 )

Filed by the registrant |X|
Filed by a party other than the registrant / /
Check the appropriate box:
/ /  Preliminary proxy statement
                                           / / Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                               Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/X/  Definitive additional materials
/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       MUNIVEST PENNSYLVANIA INSURED FUND
                          MUNIYIELD ARIZONA FUND, INC.
                             MUNIYIELD FLORIDA FUND
                          MUNIYIELD MICHIGAN FUND, INC.
                         MUNIYIELD NEW JERSEY FUND, INC.
                         MUNIYIELD CALIFORNIA FUND, INC.
                     MUNIYIELD CALIFORNIA INSURED FUND, INC.
                   MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                      MUNIYIELD NEW YORK INSURED FUND, INC.
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                                  P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                (Name of Registrant as Specified in Its Charter)

                                  Same as above
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

   /X/ No fee required.

   / / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

   (2) Aggregate number of securities to which transaction applies:

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

   (4) Proposed maximum aggregate value of transaction:

   (5) Total fee paid:

   / / Fee paid previously with preliminary materials.

   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

   (2) Form, Schedule or Registration Statement no.:

   (3) Filing Party:

   (4) Date Filed:

                      MUNIVEST PENNSYLVANIA INSURED FUND,


                         MUNIYIELD ARIZONA FUND, INC.,


                            MUNIYIELD FLORIDA FUND.,


                         MUNIYIELD MICHIGAN FUND, INC.,


                        MUNIYIELD NEW JERSEY FUND, INC.,


                       MUNIYIELD CALIFORNIA FUND., INC.,


                    MUNIYIELD CALIFORNIA INSURED FUND, INC.,


                  MUNIYIELD CALIFORNIA INSURED FUND II, INC.,


                     MUNIYIELD NEW YORK INSURED FUND, INC.,


                    MUNIYIELD NEW YORK INSURED FUND II, INC.



                                                                  March 18, 1999



Dear Stockholders:



     You are cordially invited to attend the Annual Meeting of Stockholders of your Fund to be held at the offices of Merrill Lynch Asset Management, L.P., on April 21, 1999, at the time specified for each Fund in Exhibit A of the combined proxy statement.



     At the meeting, in addition to electing Directors or Trustees and ratifying auditors, you are being asked to consider and approve an amendment to the Articles Supplementary or Certificate of Designation of your Fund. YOUR FUND'S BOARD BELIEVES ALL THE PROPOSALS ARE IN THE BEST INTEREST OF STOCKHOLDERS AND RECOMMENDS A VOTE "FOR" ALL PROPOSALS. Please read the entire proxy statement, which discusses these proposals in greater detail.



     Regardless of the number of shares you own, it is important that they be represented and voted. Please take the time to read the enclosed proxy and SIGN, DATE AND MAIL THE PROXY CARD AS SOON AS POSSIBLE. Your prompt response will help save each Fund expenses related to additional solicitation. IF YOU HAVE BEEN PROVIDED WITH THE OPPORTUNITY ON YOUR PROXY CARD OR VOTING INSTRUCTION FORM TO PROVIDE VOTING INSTRUCTIONS VIA TELEPHONE OR THE INTERNET, PLEASE TAKE ADVANTAGE OF THESE PROMPT AND EFFICIENT VOTING OPTIONS.



     If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contract our proxy solicitor, D.F. King & Co., Inc. at 1-800-859-8508.



     We appreciate the time and consideration that you can give to this matter.



                                          Sincerely,



                                          PHILIP M. MANDEL

                      MUNIVEST PENNSYLVANIA INSURED FUND,
                         MUNIYIELD ARIZONA FUND, INC.,
                        MUNIYIELD CALIFORNIA FUND, INC.,
                    MUNIYIELD CALIFORNIA INSURED FUND, INC.,
                  MUNIYIELD CALIFORNIA INSURED FUND II, INC.,
                            MUNIYIELD FLORIDA FUND,
                         MUNIYIELD MICHIGAN FUND, INC.,
                        MUNIYIELD NEW JERSEY FUND, INC.,
                     MUNIYIELD NEW YORK INSURED FUND, INC.,
                   MUNIYIELD NEW YORK INSURED FUND II, INC.,
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                 NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 1999
                            ------------------------
TO THE STOCKHOLDERS:

     Notice is hereby given that the 1999 Annual Meeting of Stockholders (the "Meeting") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 21, 1999 at the time specified in Exhibit A hereto for the following purposes:

          (1) To elect members of the Board of Directors or Trustees of each Fund to serve for the ensuing year;

          (2)(a) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund (other than MuniYield New York Insured Fund II, Inc.) for its current fiscal year;


             (b) To consider and act upon a proposal to ratify the selection of Ernst & Young LLP to serve as independent auditors of MuniYield New York Insured Fund II, Inc. for its current fiscal year;

          (3) To consider and act upon a proposal to approve an amendment to the Articles Supplementary (for Maryland corporations) or Certificate of Designation (for Massachusetts business trusts) of each Fund; and
          (4) To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors or Trustees of each Fund has fixed the close of business on February 24, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after April 7, 1999, at the offices of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Directors or Trustees of the respective Fund.

                                          By Order of the Boards of
                                          Directors/Trustees

                                          PHILIP M. MANDEL
                                          Secretary of the Funds

Plainsboro, New Jersey

Dated: March 18, 1999

                            COMBINED PROXY STATEMENT
                            ------------------------

                      MUNIVEST PENNSYLVANIA INSURED FUND,
                         MUNIYIELD ARIZONA FUND, INC.,
                        MUNIYIELD CALIFORNIA FUND, INC.,
                    MUNIYIELD CALIFORNIA INSURED FUND, INC.,
                  MUNIYIELD CALIFORNIA INSURED FUND II, INC.,
                            MUNIYIELD FLORIDA FUND,
                         MUNIYIELD MICHIGAN FUND, INC.,
                        MUNIYIELD NEW JERSEY FUND, INC.,
                     MUNIYIELD NEW YORK INSURED FUND, INC.,
                   MUNIYIELD NEW YORK INSURED FUND II, INC.,
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011
                            ------------------------

                      1999 ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 21, 1999

                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors or Trustees of the above-listed funds (each a "Fund" and, collectively, the "Funds"), to be voted at the 1999 Annual Meeting of Stockholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Wednesday, April 21, 1999 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is March 22, 1999.


     Each Fund is organized either as a Maryland corporation or a Massachusetts business trust. In each jurisdiction, nomenclature varies. For ease and clarity of presentation, throughout the proxy statement shares of common stock or beneficial interest of a Fund are referred to as "Shares," the outstanding Shares and auction market preferred stock ("AMPS") of a Fund are referred to collectively as the "Capital Stock;" holders of Shares or AMPS are referred to as "stockholders," the Board of Directors or Trustees of each of the Funds is referred to as the "Board," the directors or trustees of each Fund are referred to as "Board members," the investment adviser of each Fund is referred to as the "Investment Adviser" or "FAM" and each Fund's Articles of Incorporation (as amended or supplemented) or Declaration of Trust is referred to as its "charter." Unless otherwise indicated, MLAM and Fund Asset Management L.P. ("FAM") are together referred to as "MLAM."

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board members, for the ratification of the selection of independent auditors to serve for that Fund's current fiscal year and for the amendment to the Articles Supplementary or Certificate of Designation of the applicable Fund. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the applicable Fund at that Fund's address indicated above or by voting in person at the Meeting.

     The Board of each Fund has fixed the close of business on February 24, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and the number of shares of AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of its outstanding Shares or AMPS at such date.

     The Board of each Fund knows of no business other than that mentioned in Items 1, 2 and 3 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                       ITEM 1.  ELECTION OF BOARD MEMBERS

     At the Meetings, the Board members of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

          (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated as Board members to be elected by holders of AMPS; and


          (2) All proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the five (5) persons designated as Board members to be elected by holders of Shares and AMPS.


     The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board for such Fund may recommend.

     Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.


                                                             PRINCIPAL OCCUPATIONS
                                                             DURING PAST FIVE YEARS
NAME AND ADDRESS                            AGE           AND PUBLIC DIRECTORSHIPS(1)
----------------                            ---    ------------------------------------------
James H. Bodurtha(1)(2)(3)................  55     Director and Executive Vice President,
  36 Popponesset Road                              The China Business Group, Inc. since 1996;
  Cotuit, Massachusetts 02635                      Chairman and Chief Executive Officer,
                                                   China Enterprise Management Corporation
                                                   from 1993 to 1996; Chairman, Berkshire
                                                   Corporation since 1980; Partner, Squire,
                                                   Sanders & Dempsey from 1980 to 1993.
Terry K. Glenn(1)(3)*.....................  58     Executive Vice President of MLAM and FAM
  P.O. Box 9011                                    since 1983; Executive Vice President and
  Princeton, New Jersey 08593-9011                 Director of Princeton Services since 1993;
                                                   President of Princeton Funds Distributor,
                                                   Inc. ("PFD") since 1986 and Director
                                                   thereof since 1991; President of Princeton
                                                   Administrators, L.P. since 1988.

                                                             PRINCIPAL OCCUPATIONS
                                                             DURING PAST FIVE YEARS
NAME AND ADDRESS                            AGE           AND PUBLIC DIRECTORSHIPS(1)
----------------                            ---    ------------------------------------------
Herbert I. London(l)(2)(3)................  60     John M. Olin Professor of Humanities, New
  113-115 University Place                         York University since 1993 and Professor
  New York, New York 10003                         thereof since 1980; President, Hudson
                                                   Institute since 1997 and Trustee thereof
                                                   since 1980; Dean, Gallatin Division of New
                                                   York University from 1976 to 1993;
                                                   Distinguished Fellow, Herman Kahn Chair,
                                                   Hudson Institute from 1984 to 1985;
                                                   Director, Damon Corp. from 1991 to 1995;
                                                   Overseer, Center for Naval Analyses from
                                                   1983 to 1993; Limited Partner, Hypertech
                                                   LP in 1996.
Robert R. Martin(l)(2)(3).................  71     Chairman and Chief Executive Officer,
                                                   Kinnard
  513 Grand Hill                                   Investments, Inc. from 1990 to 1993;
  St. Paul, Minnesota 55102                        Executive Vice President, Dain Bosworth
                                                   from 1974 to 1989; Director, Carnegie
                                                   Capital Management from 1977 to 1985 and
                                                   Chairman thereof in 1979; Director,
                                                   Securities Industry Association from 1981
                                                   to 1982 and Public Securities Association
                                                   from 1979 to 1980; Chairman of the Board,
                                                   WTC Industries, Inc. in 1994; Trustee,
                                                   Northland College since 1992.
Joseph L. May(l)(2)(3)....................  69     Attorney in private practice since 1984;
  424 Church Street                                President, May and Athens Hosiery Mills
  Suite 2000                                       Division, Wayne-Gossard Corporation from
  Nashville, Tennessee 37219                       1954 to 1983: Vice President,
                                                   Wayne-Gossard Corporation from 1972 to
                                                   1983; Chairman, The May Corporation
                                                   (personal holding company) from 1972 to
                                                   1983; Director, Signal Apparel Co. from
                                                   1972 to 1989.
Andre F. Perold(l)(2)(3)..................  46     Professor, Harvard Business School since
                                                   1989
  Morgan Hall                                      and Associate Professor from 1983 to 1989;
  Soldiers Field                                   Trustee, The Common Fund since 1989;
  Boston, Massachusetts 02163                      Director, Quantec Limited since 1991,
                                                   TIBCO from 1994 to 1996 and Genbel
                                                   Securities Limited since 1999.
Arthur Zeikel(1)(3)*......................  66     Chairman of FAM and of MLAM (which
  300 Woodland Avenue                              terms as used herein include their
  Westfield, New Jersey 07090                      corporate predecessors) from 1997 to 1999;
                                                   President of FAM and MLAM from 1977 to
                                                   1997: Chairman of Princeton Services, Inc.
                                                   ("Princeton Services") since 1997,
                                                   Director thereof since 1993 and President
                                                   thereof from 1993 to 1997; Executive Vice
                                                   President of Merrill Lynch & Co., Inc.
                                                   ("ML & Co.") since 1990.


---------------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Board Members."

                                              (Footnotes continued on next page)

(Footnotes continued from prior page)


(2) Member of the Audit Committee of each Board.

(3) Please see Exhibit A for information, with respect to each Fund, indicating the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.

 * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of each of the Funds.

     Committee and Board Meetings. The Board of each Fund has a standing Audit Committee, which consists of Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties. No Fund's Board has a nominating committee.

     During each Fund's last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he served.

     Compliance with Section 16(a) of the Securities Exchange Act of
1934. Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange (or, in the case of MuniYield Arizona Fund, Inc., with the American Stock Exchange). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

     Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, i.e., any advisory board member, investment adviser or affiliated person of the Fund's investment adviser, have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, except that Michael J. Hennewinkel inadvertently made a late Form 3 filing with respect to each of the Funds reporting his election as a Senior Vice President of FAM, which reports indicated that he owned no shares of any of the Funds.


     Interested Persons. Each Fund considers Mr. Zeikel and Mr. Glenn to be "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of each Fund.


     Compensation of Board Members. FAM, the investment adviser of each Fund, pays all compensation to all officers of the Fund and all Board members of the Fund who are affiliated with ML & Co. or its subsidiaries. Each Fund pays each Board member not affiliated with FAM (each a "non-affiliated Board member") an annual fee plus a fee for each meeting attended, and each Fund also pays each member of its Audit Committee, which consists of all of the non-affiliated Board members, an annual fee plus a fee for each meeting attended, together with such non-affiliated Board member's out-of-pocket expenses relating to attendance at such meetings. Information with respect to fees and expenses paid to the non-affiliated Board members for each Fund's most recently completed fiscal year is set forth in Exhibit A.

     Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.


     Stock Ownership. As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:



            NOMINEE                         FUND AND CLASS OF SHARES                NO. OF SHARES HELD*
-------------------------------  -----------------------------------------------    -------------------
Terry K. Glenn.................  MuniVest Pennsylvania Insured Fund, -- Common
                                 Stock                                                    24,589


---------------

* These holdings represent less than 1% of the shares of Common Stock outstanding.



     At the Record Date, the Board members and officers of each Fund as a group owned an aggregate of less than 1% of the Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Board member of each Fund, Mr. Glenn, an officer and a Board member of each Fund, and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.


         ITEM 2.  RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS


     The Board of each Fund (other than MuniYield New York Insured Fund II, Inc.) including a majority of the Board members who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of the Fund for the current fiscal year. The Board of MuniYield New York Insured Fund II, Inc., including a majority of the Board members who are not interested persons of MuniYield New York Insured Fund II, Inc., has selected the firm of Ernst & Young LLP ("E&Y"), independent auditors, to examine the financial statements of MuniYield New York Insured Fund II, Inc. for the current fiscal year. No Fund knows of any direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.


     D&T acts as independent auditor for each of the Funds, except MuniYield New York Insured Fund II, Inc., for which E&Y acts as independent auditor. D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies advised by FAM or MLAM. E&Y also acts as independent auditors for other investment companies advised by FAM or MLAM. The fees received by the independent auditors from these other entities are substantially greater, in the aggregate, than the total fees received by the independent auditors from each applicable Fund. The Board of each Fund considered the fact that (i) D&T has been retained as the independent auditors for ML & Co. and the other entities described above and (ii) E&Y has been retained as the independent auditors for other investment companies advised by FAM or MLAM in its evaluation of the independence of the independent auditors with respect to the Fund.

     Representatives of D&T and E&Y are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

             ITEM 3.  PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY
                         OR CERTIFICATE OF DESIGNATION

     At meetings held January 25, 1999, the Board of each of the Funds approved amendments to Section 5(c) of the Articles Supplementary or Certificate of Designation, as applicable, of that Fund. The proposed amendment of Section 5(c) will affect issued and outstanding AMPS. The proposed amendment is described below and a form of amended Section 5(c) for each Fund is attached as Exhibits B-1 through B-6 to this Proxy Statement. Information about each Fund's jurisdiction of organization and its Articles Supplementary or Certificate of Designation is included in Exhibit A. The Board of each Fund has declared the amendment advisable and has directed that the proposed amendments be submitted to the stockholders of each of the Funds for approval at the Meeting. The Board recommends that the stockholders of each Fund approve the proposed amendments to that Fund's Articles Supplementary or Certificate of Designation.

     Currently, the Articles Supplementary or Certificate of Designation of each Fund require the approval of a majority of a Fund's outstanding shares of AMPS in order to issue any additional shares of AMPS or any other preferred stock. The proposed amendment would delete this requirement and permit each Fund, upon Board approval, to issue additional shares of preferred stock, including AMPS, without obtaining stockholder approval, provided that such additional preferred stock does not rank prior to the AMPS or any other outstanding preferred stock in a Fund's capital structure.


     The proposed amendment provides the Board and each Fund with greater flexibility to adjust a Fund's leverage in response to market conditions. The proposed amendment permits the Board members to authorize a Fund to issue additional AMPS in order to maintain the Fund's targeted level of financial leverage without the time delays and costs involved with seeking stockholder approval each time a Fund wishes to issue additional AMPS.


     The issuance of additional AMPS may provide holders of Shares with a potentially higher yield. The use of leverage, however, involves certain risks for holders of Shares, including higher volatility of both the net asset value and the market value of the Shares. Leverage also creates the risk that the investment return on the Fund's Shares will be reduced to the extent the dividends paid on preferred stock and other expenses of the preferred stock exceed the income earned by the Fund on its investments. If the Fund is liquidated, preferred stockholders will be entitled to receive liquidating distributions before any distribution is made to holders of Shares.

     The fee paid to the Investment Adviser for investment advisory and management services is based on the Fund's average weekly net assets, including assets acquired from the sale of preferred stock. Therefore, the fee paid to the Investment Adviser will increase as a result of any issuance of additional AMPS or other preferred stock.

     Any issuance of additional shares of preferred stock by a Fund must be in compliance with the 200% asset coverage requirement of Section 18 of the Investment Company Act. Also, the Funds currently anticipate that any additional shares of preferred stock to be issued would also be AMPS and that any such AMPS would be rated by nationally recognized statistical rating organizations ("NRSROs") as are all currently outstanding AMPS. These NRSROs, in rating the additional AMPS, will impose their own asset coverage requirements on the additional AMPS.

     If additional AMPS or other shares of preferred stock are issued by a Fund, except as indicated below and as otherwise required by applicable law, holders of shares of any newly issued AMPS or other preferred stock will have equal voting rights with outstanding Shares and AMPS (one vote per share) and will vote together with holders of outstanding Shares and AMPS as a single class.

     In connection with the election of a Fund's Board members, holders of shares of any newly issued AMPS or other preferred stock along with holders of outstanding AMPS, voting together as a separate class, will be entitled to elect two of the Fund's Board members, and the remaining Board members will be elected by all holders of Capital Stock. If at any time dividends on shares of the Fund's preferred stock shall be unpaid in an amount equal to two full years' dividends thereon, the holders of any newly issued AMPS or other preferred stock and outstanding AMPS, voting together as a separate class, will be entitled to elect a majority of the Fund's Board members until all dividends in default have been paid or declared and set apart for payment. Also, the affirmative vote of the holders of any newly issued AMPS or other preferred stock and the outstanding AMPS, voting together as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the Investment Company Act, including any vote to convert the Fund to an open-end investment company or to change the Fund's fundamental investment policies.

     Stockholders will not be entitled to appraisal rights under Maryland law with respect to Maryland corporations or under Massachusetts law with respect to Massachusetts business trusts.

                             ADDITIONAL INFORMATION


     The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.


     In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Each Fund has retained D.F. King & Co., Inc. to assist in the solicitation of proxies at a cost to each Fund of approximately $5,000 plus out-of-pocket expenses.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Board member nominees, "FOR" the ratification of D&T as independent auditors of each Fund except MuniYield New York Insured Fund II, Inc. and with respect to MuniYield New York Insured Fund II, Inc. "FOR" the ratification of E&Y as independent auditors of that Fund and "FOR" the amendment to the Articles Supplementary or Certificate of Designation.

     With respect to Item 1. "Election of Board Members," holders of AMPS, voting separately as a class, are entitled to elect two Board members and holders of shares of Capital Stock, voting together as a single class, are entitled to elect the remaining Board members. Assuming a quorum is present, (A) with respect to the Maryland corporations, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Board members will require a plurality of all votes cast by the holders of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class; (B) with respect to Massachusetts business trusts, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require the affirmative vote of a majority of the AMPS present at the Meeting in person or by proxy and (ii) election of the remaining Board members will require the affirmative vote of a majority of the shares of Capital Stock present at the Meeting in person or by proxy voting together as a single class.


     With respect to Item 2. "Ratification of the selection of Independent Auditors," assuming a quorum is present, (A) with respect to Maryland corporations, approval will require the affirmative vote of a majority of the votes cast by the holders of shares of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class and (B) with respect to Massachusetts business trusts, approval will require the affirmative vote of a majority of the shares of Capital Stock present at the Meeting in person or by proxy, voting together as a single class.



     With respect to Item 3. "Proposed Amendment To Articles Supplementary or Certificate of Designation," assuming a quorum is present, (A) with respect to the Maryland corporations, approval of the amendment to each Fund's Articles Supplementary will require the affirmative vote of (i) a majority of the outstanding shares of Capital Stock of the relevant Fund, voting together as a single class, and (ii) a majority of the outstanding AMPS of the relevant Fund, voting separately as a class; and (B) with respect to Massachusetts business trusts, approval of the amendment to each Fund's Certificate of Designation will require the affirmative vote of (i) a majority of the shares of Capital Stock of the relevant Fund outstanding and entitled to vote, voting together as a single class, and (ii) two-thirds of the AMPS of the relevant Fund outstanding and entitled to vote, voting separately as a class.



     Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange, or the American Stock Exchange, as applicable, such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Broker-dealer firms, including MLPF&S, will not be permitted to grant voting authority without instructions with respect to amending the Articles Supplementary or Certificate of Designation (Item 3). The Funds will include shares held of record by broker-dealers as to which such authority has been granted in their tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Fund that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2 (in the case of Maryland corporations); however, abstentions and broker non-votes will have the same effect as a vote against Item 3 (in the case of Maryland corporations) and as a vote against Item 1, Item 2 and Item 3 (in the case of Massachusetts business trusts).


     Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meetings or any adjournments thereof, the proxy holders will vote the Shares and AMPS represented by properly executed proxies according to their judgment on those matters.

ADDRESS OF INVESTMENT ADVISER

     The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

ANNUAL REPORT DELIVERY

     Each Fund will furnish, without charge, a copy of its Annual Report for the Fund's last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Philip M. Mandel, or to 1-800-456-4587 ext. 123.

STOCKHOLDER PROPOSALS


     If a stockholder of a Fund intends to present a proposal at the 2000 Annual Meeting of Stockholders of that Fund, which is anticipated to be held in April 2000, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 18, 1999.


                                          By Order of the Boards
                                          PHILIP M. MANDEL
                                          Secretary of the Funds


Dated: March 18, 1999

                      [This Page Intentionally Left Blank]

                                                                       EXHIBIT A

                      INFORMATION PERTAINING TO EACH FUND

- GENERAL INFORMATION PERTAINING TO THE FUNDS


                                    DEFINED TERM           FISCAL           STATE OF
FUND                              USED IN EXHIBIT A       YEAR END        ORGANIZATION    MEETING TIME
----                              -----------------    ---------------    ------------    ------------
MuniYield Arizona Fund, Inc. ...  AZ Fund                   10/31              MD           11:20 a.m.
MuniYield California Fund,
  Inc...........................  CA Fund                   10/31              MD           11:40 a.m.
MuniYield California Insured
  Fund, Inc.....................  CA Ins. Fund              10/31              MD           12:00 p.m.
MuniYield California Insured
  Fund II, Inc..................  CA Ins. Fund II           10/31              MD           12:20 p.m.
MuniYield Florida Fund..........  FL Fund                   10/31              MA           12:40 p.m.
MuniYield Michigan Fund, Inc....  MI Fund                   10/31              MD            1:00 p.m.
MuniYield New Jersey Fund,
  Inc...........................  NJ Fund                   11/30              MD            1:20 p.m.
MuniYield New York Insured Fund,
  Inc...........................  NY Ins. Fund              10/31              MD            1:40 p.m.
MuniYield New York Insured Fund
  II, Inc.......................  NY Ins. Fund II           10/31              MD            2:00 p.m.
MuniVest Pennsylvania Insured
  Fund..........................  PA Fund                   10/31              MA            2:20 p.m.


                                                                   SHARES OF CAPITAL STOCK
                                                              OUTSTANDING AS OF THE RECORD DATE
                                                              ---------------------------------
FUND                                                             SHARES                  AMPS
----                                                          -------------            --------
AZ Fund.....................................................    4,438,592               1,212
CA Fund.....................................................   21,125,423               5,600
CA Ins. Fund................................................   16,502,769               4,000
CA Ins. Fund II.............................................   18,274,765               5,000
FL Fund.....................................................    7,977,825               2,200
MI Fund.....................................................    7,860,140               2,200
NJ Fund.....................................................   12,501,439               2,400
NY Ins. Fund................................................   12,501,439               3,400
NY Ins. Fund II.............................................   26,668,886               6,960
PA Fund.....................................................    4,037,179               1,100

- INFORMATION PERTAINING TO OFFICERS AND BOARD MEMBERS


                                       YEAR IN WHICH EACH NOMINEE BECAME A MEMBER OF THE BOARD
                                  -----------------------------------------------------------------
FUND                              BODURTHA    GLENN    LONDON    MARTIN    MAY     PEROLD    ZEIKEL
----                              --------    -----    ------    ------    ----    ------    ------
AZ Fund.........................    1995      1999      1992      1993     1992     1992      1992
CA Fund.........................    1995      1999      1992      1993     1992     1992      1992
CA Ins. Fund....................    1995      1999      1992      1993     1992     1992      1992
CA Ins. Fund II.................    1995      1999      1992      1993     1992     1992      1992
FL Fund.........................    1995      1999      1992      1993     1992     1992      1992
MI Fund.........................    1995      1999      1992      1993     1992     1992      1992
NJ Fund.........................    1995      1999      1992      1993     1992     1992      1992
NY Ins. Fund....................    1995      1999      1992      1993     1992     1992      1992
NY Ins. Fund II.................    1995      1999      1992      1993     1992     1992      1992
PA Fund.........................    1995      1999      1992      1993     1992     1992      1992


     Set forth in the table below, with respect to each Fund, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of shares of Capital Stock, voting together as a single class.


                                  NOMINEES TO BE                   NOMINEES TO BE ELECTED BY
FUND                        ELECTED BY HOLDERS OF AMPS         HOLDERS OF SHARES OF CAPITAL STOCK
----                    -----------------------------------   ------------------------------------
AZ Fund...............  Joseph L. May       Andre F. Perold   James H. Bodurtha   Robert R. Martin
                                                              Terry K. Glenn      Arthur Zeikel
                                                              Herbert I. London
CA Fund...............  Joseph L. May       Andre F. Perold   James H. Bodurtha   Robert R. Martin
                                                              Terry K. Glenn      Arthur Zeikel
                                                              Herbert I. London
CA Ins. Fund..........  Joseph L. May       Andre F. Perold   James H. Bodurtha   Robert R. Martin
                                                              Terry K. Glenn      Arthur Zeikel
                                                              Herbert I. London
CA Ins. Fund II.......  Joseph L. May       Andre F. Perold   James H. Bodurtha   Robert R. Martin
                                                              Terry K. Glenn      Arthur Zeikel
                                                              Herbert I. London
FL Fund...............  Joseph L. May       Andre F. Perold   James H. Bodurtha   Robert R. Martin
                                                              Terry K. Glenn      Arthur Zeikel
                                                              Herbert I. London
NJ Fund...............  Joseph L. May       Andre F. Perold   James H. Bodurtha   Robert R. Martin
                                                              Terry K. Glenn      Arthur Zeikel
                                                              Herbert I. London
MI Fund...............  Joseph L. May       Andre F. Perold   James H. Bodurtha   Robert R. Martin
                                                              Terry K. Glenn      Arthur Zeikel
                                                              Herbert I. London
NY Ins. Fund..........  Joseph L. May       Andre F. Perold   James H. Bodurtha   Robert R. Martin
                                                              Terry K. Glenn      Arthur Zeikel
                                                              Herbert I. London
NY Ins. Fund II.......  Joseph L. May       Andre F. Perold   James H. Bodurtha   Robert R. Martin
                                                              Terry K. Glenn      Arthur Zeikel
                                                              Herbert I. London
PA Fund...............  James H. Bodurtha   Joseph L. May     Terry K. Glenn      Andre F. Perold
                                                              Herbert I. London   Arthur Zeikel
                                                              Robert R. Martin

     Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund's most recently completed fiscal year.


                                          BOARD                          AUDIT COMMITTEE
                            ---------------------------------   ---------------------------------    AGGREGATE
                            # MEETINGS   ANNUAL   PER MEETING   # MEETINGS   ANNUAL   PER MEETING    FEES AND
FUND                          HELD*      FEE($)    FEE($)**        HELD      FEE($)    FEE($)**     EXPENSES($)
----                        ----------   ------   -----------   ----------   ------   -----------   -----------
AZ Fund...................      7        2,500        250           4         500         125         22,803
CA Fund...................      8        2,500        250           4         500         125         23,062
CA Ins. Fund..............      8        2,500        250           4         500         125         23,033
CA Ins. Fund II...........      8        2,500        250           4         500         125         23,050
FL Fund...................      8        2,500        250           4         500         125         22,915
MI Fund...................      8        2,500        250           4         500         125         22,915
NJ Fund...................      8        2,500        250           4         500         125         23,089
NY Ins. Fund..............      8        2,500        250           4         500         125         23,033
NY Ins. Fund II...........      8        2,500        250           4         500         125         23,221
PA Fund...................      7        2,500        250           4         500         125         23,045


---------------
 * Includes meetings held via teleconferencing equipment.

** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

     Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.


                                                            COMPENSATION FROM FUND($)+
                                                  -----------------------------------------------
FUND                                              BODURTHA    LONDON    MARTIN     MAY     PEROLD
----                                              --------    ------    ------    -----    ------
AZ Fund.........................................   4,500      4,500     4,500     4,500    4,500
CA Fund.........................................   4,500      4,500     4,500     4,500    4,500
CA Ins. Fund....................................   4,500      4,500     4,500     4,500    4,500
CA Ins. Fund II.................................   4,500      4,500     4,500     4,500    4,500
FL Fund.........................................   4,500      4,500     4,500     4,500    4,500
MI Fund.........................................   4,500      4,500     4,500     4,500    4,500
NJ Fund.........................................   4,500      4,500     4,500     4,500    4,500
NY Ins. Fund....................................   4,500      4,500     4,500     4,500    4,500
NY Ins. Fund II.................................   4,500      4,500     4,500     4,500    4,500
PA Fund.........................................   4,500      4,500     4,500     4,500    4,500


---------------

+ No pension or retirement benefits are accrued as part of Fund expenses.

     Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate, MLAM ("FAM/MLAM Advised Funds"), to the non-affiliated Board members for the year ended December 31, 1999.



                                                      AGGREGATE COMPENSATION FROM FUND AND OTHER
NAME OF BOARD MEMBER                              FAM/MLAM ADVISED FUNDS PAID TO BOARD MEMBERS($)(1)
--------------------                              --------------------------------------------------
James H. Bodurtha...............................                       163,500
Herbert I. London...............................                       163,500
Robert R. Martin................................                       163,500
Joseph L. May...................................                       163,500
Andre F. Perold.................................                       163,500


---------------
(1) The Directors serve on the boards of FAM/MLAM Advised Funds as follows: Mr. Bodurtha (28 registered investment companies consisting of 46 portfolios); Mr. London (28 registered investment companies consisting of 46 portfolios); Mr. Martin (28 registered investment companies consisting of 46 portfolios); Mr. May (28 registered investment companies consisting of 46 portfolios); and Mr. Perold (28 registered investment companies consisting of 46 portfolios).

     Set forth in the table below is information about the officers of each of the Funds.

                                                                                              OFFICER SINCE
                                                                            -------------------------------------------------
                                                                             AZ      CA     CA INS.   CA INS.    FL      MI
NAME AND BIOGRAPHY                                    AGE       OFFICE      FUND    FUND     FUND     FUND II   FUND    FUND
------------------                                    ---   --------------  -----   -----   -------   -------   -----   -----
Terry K. Glenn......................................  58      President     1992*   1992*    1992*     1992*    1992*   1992*
  Executive Vice President of MLAM and FAM since
  1983; Executive Vice President and Director of
  Princeton Services since 1993; President of
  Princeton Funds Distributor, Inc. ("PFD") since
  1986 and Director thereof since 1991; President of
  Princeton Administrators, L.P. since 1988.
Vincent R. Giordano.................................  54     Senior Vice     1992    1992     1992      1992     1992    1992
  Senior Vice President of FAM and MLAM since 1984;           President
  Portfolio Manager of FAM and MLAM since 1977;
  Senior Vice President of Princeton Services since
  1993.
Kenneth A. Jacob....................................  48    Vice President   1992    1992     1992      1992     1992    1992
  First Vice President of MLAM since 1997; Vice
  President of MLAM from 1984 to 1997; Vice
  President of FAM since 1984.
Donald C Burke......................................  38    Vice President   1993    1993     1993      1993     1993    1993
  Senior Vice President and Treasurer of MLAM and             Treasurer      1999    1999     1999      1999     1999    1999
  FAM since 1999; Senior Vice President and
  Treasurer of Princeton Services since 1999; Vice
  President of PFD since 1999; First Vice President
  of MLAM from 1997 to 1999; Vice President of MLAM
  from 1990 to 1997; Director of Taxation of MLAM
  since 1990.
William R. Bock.....................................  63    Vice President     --      --       --        --       --      --
  Vice President of MLAM since 1989.
Robert A. DiMella, CFA..............................  32    Vice President     --      --       --        --     1995      --
  Vice President of MLAM since 1997; Assistant
  Portfolio Manager of MLAM from 1993 to 1995.
Hugh T. Hurley, III.................................  34    Vice President   1995      --       --        --       --      --
  Vice President of MLAM since 1993.
Theodore R. Jaeckel, Jr. ...........................  39    Vice President     --      --       --        --       --      --
  Director (Municipal Tax-Exempt Fund Management) of
  MLAM since 1997; Vice President of MLAM from 1991
  to 1997.
Walter C. O'Connor..................................  37    Vice President     --    1995       --        --       --      --
  Director (Municipal Tax-Exempt Fund Management) of
  MLAM since 1997; Vice President of MLAM from 1993
  to 1997; Assistant Vice President of MLAM from
  1991 to 1997.
Roberto W. Roffo....................................  33    Vice President     --    1995     1995        --       --      --
  Vice President of MLAM since 1996 and a Portfolio
  Manager thereof since 1992.
Fred K. Stuebe......................................  48    Vice President     --      --       --        --       --    1995
  Vice President of MLAM since 1989.
Philip M. Mandel....................................  51      Secretary      1997    1997     1997      1997     1997    1997
  First Vice President of MLAM since 1997; Assistant
  General Counsel of MLPF&S from 1989 to 1997.

                                                                OFFICER SINCE
                                                      ---------------------------------
                                                       NJ     NY INS.   NY INS.    PA
NAME AND BIOGRAPHY                                    FUND     FUND     FUND II   FUND
------------------                                    -----   -------   -------   -----
Terry K. Glenn......................................  1992*    1992*     1992*    1992*
  Executive Vice President of MLAM and FAM since
  1983; Executive Vice President and Director of
  Princeton Services since 1993; President of
  Princeton Funds Distributor, Inc. ("PFD") since
  1986 and Director thereof since 1991; President of
  Princeton Administrators, L.P. since 1988.
Vincent R. Giordano.................................   1992     1992      1992     1992
  Senior Vice President of FAM and MLAM since 1984;
  Portfolio Manager of FAM and MLAM since 1977;
  Senior Vice President of Princeton Services since
  1993.
Kenneth A. Jacob....................................   1992     1992      1992     1992
  First Vice President of MLAM since 1997; Vice
  President of MLAM from 1984 to 1997; Vice
  President of FAM since 1984.
Donald C Burke......................................   1993     1993      1993     1993
  Senior Vice President and Treasurer of MLAM and      1999     1999      1999     1999
  FAM since 1999; Senior Vice President and
  Treasurer of Princeton Services since 1999; Vice
  President of PFD since 1999; First Vice President
  of MLAM from 1997 to 1999; Vice President of MLAM
  from 1990 to 1997; Director of Taxation of MLAM
  since 1990.
William R. Bock.....................................     --       --        --     1997
  Vice President of MLAM since 1989.
Robert A. DiMella, CFA..............................     --       --        --       --
  Vice President of MLAM since 1997; Assistant
  Portfolio Manager of MLAM from 1993 to 1995.
Hugh T. Hurley, III.................................     --       --        --       --
  Vice President of MLAM since 1993.
Theodore R. Jaeckel, Jr. ...........................   1997       --        --       --
  Director (Municipal Tax-Exempt Fund Management) of
  MLAM since 1997; Vice President of MLAM from 1991
  to 1997.
Walter C. O'Connor..................................            1996        --       --
  Director (Municipal Tax-Exempt Fund Management) of
  MLAM since 1997; Vice President of MLAM from 1993
  to 1997; Assistant Vice President of MLAM from
  1991 to 1997.
Roberto W. Roffo....................................     --       --        --       --
  Vice President of MLAM since 1996 and a Portfolio
  Manager thereof since 1992.
Fred K. Stuebe......................................     --       --        --       --
  Vice President of MLAM since 1989.
Philip M. Mandel....................................   1997     1997      1997     1997
  First Vice President of MLAM since 1997; Assistant
  General Counsel of MLPF&S from 1989 to 1997.



* Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

     Set forth in the table below is information about each Fund's outstanding AMPS.


                                                       CREATED UNDER ARTICLES
FUND                           SERIES OF AMPS              SUPPLEMENTARY*
----                      ------------------------    ------------------------
AZ Fund                   A                           Dated November 29, 1993
                          B                           Dated March 23, 1995

CA Fund                   A, B                        Dated April 6, 1992
                          C                           Dated February 2, 1998

CA Ins. Fund              A, B                        Dated September 11, 1992

CA Ins. Fund II           A, B                        Dated November 28, 1992
                          C                           Dated January 21, 1997

FL Fund                   No designation              Dated April 6, 1992*

MI Fund                   No designation              Dated April 6, 1992

NJ Fund                   No designation              Dated June 24, 1992

NY Ins. Fund              A, B                        Dated April 6, 1992

NY Ins. Fund II           A                           Dated September 11, 1992
                          B, C                        Dated January 21, 1997
                          D                           Dated February 2, 1998

PA Fund                   No designation              Dated August 30, 1993*


---------------
* FL Fund and PA Fund are Massachusetts business trusts. The charter document creating AMPS is called a Certificate of Designation.

                                                                     EXHIBIT B-1

                PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

                     MUNIYIELD ARIZONA FUND, INC. SERIES A
                 MUNIYIELD CALIFORNIA FUND, INC. SERIES A AND B
             MUNIYIELD CALIFORNIA INSURED FUND, INC. SERIES A AND B
           MUNIYIELD CALIFORNIA INSURED FUND II, INC. SERIES A AND B
                         MUNIYIELD MICHIGAN FUND, INC.
                        MUNIYIELD NEW JERSEY FUND, INC.
              MUNIYIELD NEW YORK INSURED FUND, INC. SERIES A AND B
               MUNIYIELD NEW YORK INSURED FUND II, INC. SERIES A


     Section 5(c) of the Articles Supplementary is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):


          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class:
     (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of stock ranking prior to THE AMPS or [on a parity with] any OTHER series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or
     (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P 10 Business Days prior to any such vote described in clause
     (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                                     EXHIBIT B-2

                PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

                     MUNIYIELD ARIZONA FUND, INC. SERIES B


     Section 5(c) of the Articles Supplementary is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):


          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class:
     (i) authorize, create or issue [(other than the AMPS authorized hereby), or increase the authorized or issued aggregate stated capital amount (other than the AMPS authorized hereby) of,] any class or series of stock ranking prior to THE AMPS or [on a parity with] any OTHER series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                                     EXHIBIT B-3

                PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

              MUNIYIELD CALIFORNIA INSURED FUND II, INC. SERIES C
            MUNIYIELD NEW YORK INSURED FUND II, INC. SERIES B AND C


     Section 5(c) of the Articles Supplementary is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):


          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class:
     (i) authorize, create or issue [(other than with respect to the issuance of AMPS authorized hereby), or increase the authorized or issued aggregate stated capital amount of (other than with respect to the issuance of AMPS authorized hereby),] any class or series of stock ranking prior to THE AMPS or [on a parity with] any OTHER series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized aggregate stated capital amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                                     EXHIBIT B-4

                PROPOSED AMENDMENT TO ARTICLES SUPPLEMENTARY OF:

                    MUNIYIELD CALIFORNIA FUND, INC. SERIES C
               MUNIYIELD NEW YORK INSURED FUND II, INC. SERIES D


     Section 5(c) of the Articles Supplementary is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):


          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Corporation shall not, without the affirmative vote of the holders of a majority of the shares of the Preferred Stock Outstanding at the time, voting separately as one class:
     (i) authorize, create or issue [(other than with respect to the issuance of AMPS authorized hereby), or increase the authorized or issued aggregate stated capital amount of (other than with respect to the issuance of AMPS authorized hereby),] any class or series of stock ranking prior to THE AMPS or [on a parity with] any OTHER series of Preferred Stock with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized aggregate stated capital amount of AMPS or any other Preferred Stock] or (ii) amend, alter or repeal the provisions of the Charter, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Charter of holders of shares of AMPS or any other Preferred Stock. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS or Other AMPS are outstanding, the Corporation shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Charter of a Holder of shares of a series of AMPS or Other AMPS differently than those of a Holder of shares of any other series of AMPS or Other AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS or Other AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Corporation shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Charter, the affirmative vote of the holders of a majority of the outstanding shares of Preferred Stock, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of shares of Preferred Stock, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of shares of Common Stock and shares of Preferred Stock, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                                     EXHIBIT B-5

              PROPOSED AMENDMENT TO CERTIFICATE OF DESIGNATION OF:

                       MUNIVEST PENNSYLVANIA INSURED FUND


     Section 5(c) of the Certificate of Designation is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):


          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Trust shall not, without the affirmative vote of the holders of a majority of the Preferred Shares Outstanding at the time, voting separately as one class: (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of shares ranking prior to THE AMPS or [on a parity with] any OTHER series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Shares] PROVIDED HOWEVER THAT THE BOARD OF TRUSTEES, WITHOUT THE VOTE OR CONSENT OF THE HOLDERS OF AMPS, MAY FROM TIME TO TIME INCREASE THE AMOUNT OF AUTHORIZED AND ISSUED SHARES OF ANY SERIES OF AMPS OR ANY OTHER SERIES OF PREFERRED SHARES RANKING ON A PARITY WITH AMPS WITH RESPECT TO THE PAYMENT OF DIVIDENDS, OR THE DISTRIBUTION OF ASSETS UPON DISSOLUTION, LIQUIDATION OR WINDING UP THE AFFAIRS OF THE TRUST THEN OUTSTANDING AND ISSUE SUCH SHARES, or (ii) amend, alter or repeal the provisions of the Declaration, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other Preferred Shares, PROVIDED HOWEVER THAT THE AMENDMENT OF THE DECLARATION SOLELY TO INCORPORATE AN INCREASE IN THE AMOUNT OF ANY SERIES OF AMPS OR PREFERRED SHARES AND THE TERMS OF ISSUANCE THEREOF, AS PERMITTED BY SUBSECTION (I) OF THIS SUBPARAGRAPH (C) SHALL NOT BE DEEMED TO ADVERSELY AFFECT ANY OF THE CONTRACT RIGHTS EXPRESSLY SET FORTH IN THE DECLARATION OF HOLDERS OF SHARES OF AMPS OR ANY OTHER PREFERRED SHARES. To the extent permitted under the 1940 Act, in the event shares of more than one series of AMPS are outstanding, the Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Trust shall notify Moody's and S&P ten Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of Preferred Shares, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and Preferred Shares, including AMPS, voting together as a single class necessary to authorize the action in question.

                                                                     EXHIBIT B-6

              PROPOSED AMENDMENT TO CERTIFICATE OF DESIGNATION OF:

                             MUNIYIELD FLORIDA FUND


     Section 5(c) of the Certificate of Designation is revised to read as follows (the bold face text indicates language added; brackets indicate language deleted):


          Right to Vote with Respect to Certain Other Matters. So long as any shares of AMPS are outstanding, the Trust shall not, without the affirmative vote of the holders of a majority of the Preferred Shares Outstanding at the time, voting separately as one class: (i) authorize, create or issue [, or increase the authorized or issued amount of,] any class or series of shares of beneficial interest ranking prior to THE AMPS or [on a parity with] any OTHER series of Preferred Shares with respect to payment of dividends or the distribution of assets on liquidation, [or increase the authorized amount of AMPS or any other Preferred Shares] PROVIDED HOWEVER THAT THE BOARD OF TRUSTEES, WITHOUT THE VOTE OR CONSENT OF THE HOLDERS OF AMPS, MAY FROM TIME TO TIME INCREASE THE AMOUNT OF AUTHORIZED AND ISSUED SHARES OF ANY SERIES OF AMPS OR ANY OTHER SERIES OF PREFERRED SHARES RANKING ON A PARITY WITH AMPS WITH RESPECT TO THE PAYMENT OF DIVIDENDS, OR THE DISTRIBUTION OF ASSETS UPON DISSOLUTION, LIQUIDATION OR WINDING UP THE AFFAIRS OF THE TRUST THEN OUTSTANDING AND ISSUE SUCH SHARES, or (ii) amend, alter or repeal the provisions of the Declaration, whether by merger, consolidation or otherwise, so as to adversely affect any of the contract rights expressly set forth in the Declaration of holders of shares of AMPS or any other Preferred Shares, PROVIDED HOWEVER THAT THE AMENDMENT OF THE DECLARATION SOLELY TO INCORPORATE AN INCREASE IN THE AMOUNT OF ANY SERIES OF AMPS OR PREFERRED SHARES AND THE TERMS OF ISSUANCE THEREOF, AS PERMITTED BY SUBSECTION (I) OF THIS SUBPARAGRAPH (C) SHALL NOT BE DEEMED TO ADVERSELY AFFECT ANY OF THE CONTRACT RIGHTS EXPRESSLY SET FORTH IN THE DECLARATION OF HOLDERS OF SHARES OF AMPS OR ANY OTHER PREFERRED SHARES. To the extent permitted under the 1940 Act, in the event shares of AMPS are issued in more than one series, the Trust shall not approve any of the actions set forth in clause (i) or (ii) which adversely affects the contract rights expressly set forth in the Declaration of a Holder of shares of a series of AMPS differently than those of a Holder of shares of any other series of AMPS without the affirmative vote of the holders of at least a majority of the shares of AMPS of each series adversely affected and outstanding at such time (each such adversely affected series voting separately as a class). The Trust shall notify Moody's and S&P 10 Business Days prior to any such vote described in clause (i) or (ii). Unless a higher percentage is provided for under the Declaration, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, including AMPS, voting together as a single class, will be required to approve any plan of reorganization (including bankruptcy proceedings) adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act. The class vote of holders of Preferred Shares, including AMPS, described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and Preferred Shares, including AMPS, voting together as a single class necessary to authorize the action in question.

________________________________________________________________________________

                                                                  COMMON SHARES

                       MUNIVEST PENNSYLVANIA INSURED FUND
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniVest Pennsylvania Insured Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked in box] or /X/ in blue or black ink.

1. ELECTION OF TRUSTEES

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  Terry K. Glenn, Herbert I. London, Robert R. Martin, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Certificate of Designation
   of the Fund.                            FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name, by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

_______________________________________________________________________________

                                                                 AUCTION MARKET
                                                               PREFERRED SHARES
                       MUNIVEST PENNSYLVANIA INSURED FUND
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniVest Pennsylvania Insured Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked in box] or /X/ in blue or black ink.

1. ELECTION OF TRUSTEES

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Certificate of Designation
   of the Fund.                            FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name, by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

________________________________________________________________________________

                                                                    COMMON STOCK

                          MUNIYIELD ARIZONA FUND, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Arizona Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary of
   the Fund.                               FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

________________________________________________________________________________

                                                                 AUCTION MARKET
                                                                PREFERRED STOCK
                          MUNIYIELD ARIZONA FUND, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Arizona Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary of
   the Fund.                               FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

________________________________________________________________________________

                                                                 AUCTION MARKET
                                                                PREFERRED STOCK
                        MUNIYIELD CALIFORNIA FUND, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield California Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary
   of the Fund.                            FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

________________________________________________________________________________

                                                                   COMMON STOCK

                        MUNIYIELD CALIFORNIA FUND, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield California Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the Annual Meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary
   of the Fund.                            FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

                                                                  COMMON STOCK

                       MUNIYIELD CALIFORNIA INSURED FUND, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield California Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

     FOR all nominees listed below
     (except as marked to the contrary below) / /

     WITHHOLD AUTHORITY
     to vote for all nominees listed below    / /

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

     James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year
                                        FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to the Articles Supplementary of the Fund.
                                        FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Dated: __________________________________________________________, 1999

     X _____________________________________________________________________
                                   Signature

     X _____________________________________________________________________
                           Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

                                                                 AUCTION MARKET
                                                               PREFERRED STOCK
                    MUNIYIELD CALIFORNIA INSURED FUND, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield California Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked-in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

     FOR all nominees listed below
     (except as marked to the contrary below) / /

     WITHHOLD AUTHORITY
     to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.
                                          FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to the Articles Supplementary of the Fund.
                                          FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

     Dated: ___________________________________________________________, 1999

     X ______________________________________________________________________
                                Signature

     X ______________________________________________________________________
                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

________________________________________________________________________________

                                                                   COMMON STOCK

                   MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield California Insured Fund II, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked-in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary of
   the Fund.                               FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name, by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

________________________________________________________________________________

                                                                 AUCTION MARKET
                                                                PREFERRED STOCK
                   MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield California Insured Fund II, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked-in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary of
   the Fund.                               FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name, by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

_______________________________________________________________________________

                                                                  COMMON SHARES

                             MUNIYIELD FLORIDA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Shares of MuniYield Florida Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked-in box] or /X/ in blue or black ink.

1. ELECTION OF TRUSTEES

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Certificate of Designation
   of the Fund.                            FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

________________________________________________________________________________

                                                                 AUCTION MARKET
                                                               PREFERRED SHARES
                             MUNIYIELD FLORIDA FUND
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Shares of MuniYield Florida Fund (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of shareholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked-in box] or /X/ in blue or black ink.

1. ELECTION OF TRUSTEES

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Certificate of Designation
   of the Fund.                            FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name, by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

                                                                    COMMON STOCK

                          MUNIYIELD MICHIGAN FUND, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield Michigan Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

PLEASE MARK BOXES [blacked-in box] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary of
   the Fund.                               FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                 AUCTION MARKET
                                                                 PREFERRED STOCK
                         MUNIYIELD MICHIGAN FUND, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield Michigan Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

PLEASE MARK BOXES [blacked-in box] OR [X] IN BLUE OR BLACK INK.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year                     FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary of
   the Fund.                               FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  COMMON STOCK

                         MUNIYIELD NEW JERSEY FUND, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked-in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary of the Fund. FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                 AUCTION MARKET
                                                                PREFERRED STOCK
                         MUNIYIELD NEW JERSEY FUND, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New Jersey Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked-in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary of the Fund. FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                 COMMON STOCK

                     MUNIYIELD NEW YORK INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield New York Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked-in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary of the Fund. FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                                 P.O. BOX 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield New York Insured Fund, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked-in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of
   Deloitte & Touche LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary of the
   Fund.                                   FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

________________________________________________________________________________

                                                                  COMMON STOCK

                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Common Stock of MuniYield New York Insured Fund II, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin and Arthur Zeikel

2. Proposal to ratify the selection of
   Ernst & Young LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary
   of the Fund.                            FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________

________________________________________________________________________________

                                                                 AUCTION MARKET
                                                                PREFERRED STOCK
                    MUNIYIELD NEW YORK INSURED FUND II, INC.
                                 P.O. Box 9011
                        PRINCETON, NEW JERSEY 08543-9011

                                 P  R  O  X  Y

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Arthur Zeikel, Terry K. Glenn and Philip M. Mandel as proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the Auction Market Preferred Stock of MuniYield New York Insured Fund II, Inc. (the "Fund") held of record by the undersigned on February 24, 1999 at the annual meeting of stockholders of the Fund to be held on April 21, 1999 or any adjournment thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

     By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                               (Continued and to be signed on the reverse side)
________________________________________________________________________________


________________________________________________________________________________

Please mark boxes [blacked in box] or /X/ in blue or black ink.

1. ELECTION OF DIRECTORS

FOR all nominees listed below
(except as marked to the contrary below) / /

WITHHOLD AUTHORITY
to vote for all nominees listed below    / /

  (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

  James H. Bodurtha, Terry K. Glenn, Herbert I. London, Robert R. Martin, Joseph L. May, Andre F. Perold and Arthur Zeikel

2. Proposal to ratify the selection of
   Ernst & Young LLP as the independent
   auditors of the Fund to serve for the
   current fiscal year.                    FOR / /    AGAINST / /    ABSTAIN / /

3. Proposal to approve an amendment to
   the Articles Supplementary of the Fund.
                                           FOR / /    AGAINST / /    ABSTAIN / /

4. In the discretion of such proxies,
   upon such other business as may
   properly come before the meeting
   or any adjournment thereof.


                              Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                              Dated: ___________________________________, 1999

                              X ______________________________________________
                                                 Signature

                              X ______________________________________________
                                         Signature, if held jointly


SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
______________________________________________________________________________